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                                                                    EXHIBIT 99.1

                            N E W S   R E L E A S E


(KING PHARMACEUTICALS LOGO)
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE

                  KING PHARMACEUTICALS ANNOUNCES APPOINTMENT OF
                 BRIAN A. MARKISON AS PRESIDENT AND CEO AND AS A
                   MEMBER OF THE COMPANY'S BOARD OF DIRECTORS

BRISTOL, TENNESSEE, July 16, 2004 - King Pharmaceuticals, Inc. (NYSE:KG) reported today that the Company's Board of Directors has concluded its search to select the Company's new top executive officer and has appointed Brian A. Markison as King's President and Chief Executive Officer. King also announced the election of Mr. Markison to the Company's Board of Directors.

Mr. Markison stated, "I am very pleased to accept this excellent opportunity. Since joining King earlier this year, I have grown even more confident in the ability of our Company and its employees to successfully enhance shareholder value as we more fully leverage the superb foundation and capabilities that our Company has worked hard to establish since King's inception ten years ago."

Ted G. Wood, Chairman of King, stated, "I am extremely pleased to announce our selection of Brian Markison as our Company's President and Chief Executive Officer and his appointment as a member of our Board of Directors. Brian has a tremendous level of experience in our industry, having worked in a wide variety of key executive management positions with one of the world's top pharmaceutical companies, strong business acumen, and superb leadership skills. Accordingly, we have great confidence in Brian's ability to successfully lead King Pharmaceuticals."

Mr. Markison has distinguished himself for over 22 years in a variety of strategic, sales, marketing, international, and domestic general management positions within Bristol-Myers Squibb Company. Prior to joining King as its Chief Operating Officer on March 8, 2004, he served as President of Bristol-Myers Squibb's Oncology, Virology and Oncology Therapeutics Network businesses.

ABOUT KING PHARMACEUTICALS
King, headquartered in Bristol, Tennessee, is a vertically integrated branded pharmaceutical company. King, an S&P 500 Index company, seeks to capitalize on opportunities in the pharmaceutical industry through the development, including through in-licensing arrangements and acquisitions, of novel branded prescription pharmaceutical products in attractive markets and the strategic acquisition of branded products that can benefit from focused promotion and marketing and product life-cycle management.

FORWARD-LOOKING STATEMENTS
This release contains forward-looking statements, which reflect management's current views of future events and operations, including, but not limited to, statements pertaining to the enhancement of shareholder value. Some important factors which may cause results to differ materially from such forward-looking statements include dependence on King's and Wyeth


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Pharmaceuticals' ability to successfully market Altace(R) (ramipril) under the co-promotion agreement between King and Wyeth; dependence on the development and implementation of successful marketing strategies for Altace(R) by King and Wyeth; dependence on growth of net sales of King's branded pharmaceutical products, particularly Altace(R), Skelaxin(R) (metaxalone), Sonata(R) (zaleplon), and Thrombin-JMI(R) (thrombin, topical, bovine, USP); dependence on the successful marketing and sales of King's products, including, but not limited to, Altace(R), Skelaxin(R), Levoxyl(R) (levothyroxine sodium tablets, USP), and Sonata(R); dependence on royalty revenues from Adenoscan(R) (adenosine); dependence on King's ability to reposition Sonata(R) in the insomnia marketplace and expand upon its opportunities in that market with an extended release formulation of Sonata(R); dependence on management of King's growth and integration of its acquisitions; dependence on the extent to which the U.S. Securities and Exchange Commission ("SEC") and the Office of the Inspector General ("OIG") and other governmental agencies concur with King's best estimate of the extent to which it underpaid amounts due under Medicaid and other governmental pricing programs and King's determination of the reasons for such underpayments; dependence on any determination or final outcome arising out of the previously announced investigations of the Company by the SEC and OIG; dependence on whether King is able to prevail in pending shareholder securities litigation; dependence on the extent to which any governmental sanctions are imposed due to King's underpayment of amounts due under Medicaid and other governmental pricing programs; dependence on the possibility that regulatory authorities may initiate proceedings against King and/or its officers and directors; dependence on King's ability to continue to acquire branded products, including products in development; dependence on the high cost and uncertainty of research, clinical trials, and other development activities involving pharmaceutical products, including, but not limited to, King Pharmaceuticals Research and Development's pre-clinical and clinical pharmaceutical product development projects, including binodenoson, T-62, and MRE0094; dependence on the U.S. Food and Drug Administration's ("FDA") approval of King's supplemental New Drug Application ("sNDA") for Intal(R) HFA (cromolyn sodium); dependence on King's and Elan's ability to successfully develop new formulations of Sonata(R); dependence on the unpredictability of the duration and results of the FDA's review of Investigational New Drug Applications ("IND"), New Drug Applications ("NDA"), sNDAs, and Abbreviated New Drug Applications ("ANDA") and/or the review of other regulatory agencies worldwide; dependence on King's ability to maintain effective patent protection for Altace(R) through October 2008, and successfully defend against any attempt to challenge the enforceability of patents relating to the product; dependence on King's ability to maintain effective patent protection for Sonata(R) and Skelaxin(R), including new formulations of such products, and successfully defend against any attempt to challenge the enforceability of patents relating to the products; dependence on the ability of the Company's dedicated field sales force representatives to successfully market King's branded pharmaceutical products; dependence on whether our customers order pharmaceutical products in excess of normal quantities during any quarter which could cause our sales of branded pharmaceutical products to be lower in a subsequent quarter than they would otherwise have been; dependence on the extent to which Inventory Management Agreements facilitate enhanced management of wholesale channel inventories of our products going forward; dependence on King's ability to continue to successfully execute the Company's proven growth strategies and to continue to capitalize on strategic opportunities in the future for sustained long-

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term growth; dependence on the availability and cost of raw materials;
dependence on no material interruptions in supply by contract manufacturers of King's products; dependence on the potential effect on sales of our existing branded pharmaceutical products as a result of the potential development and approval of a generic substitute for any such product or other new competitive products; dependence on the extent to which therapeutic substitution for Levoxyl(R) occurs; dependence on the potential effect of future acquisitions and other transactions pursuant to our growth strategies on King's financial results; dependence on our compliance with FDA and other government regulations that relate to our business; and dependence on changes in general economic and business conditions; changes in current pricing levels; changes in federal and state laws and regulations; and manufacturing capacity constraints. Other important factors that may cause actual results to differ materially from the forward-looking statements are discussed in the "Risk Factors" section and other sections of King's Form 10-K for the year ended December 31, 2003 and Form 10-Q for the first quarter ended March 31, 2004, which are on file with the U.S. Securities and Exchange Commission. King does not undertake to publicly update or revise any of its forward-looking statements even if experience or future changes show that the indicated results or events will not be realized.

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                                    CONTACT:

           James E. Green, Executive Vice President, Corporate Affairs
                                  423-989-8125























                                EXECUTIVE OFFICES
        KING PHARMACEUTICALS - 501 FIFTH STREET, BRISTOL, TENNESSEE 37620